                                                                   Exhibit 23.1


     We consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the SeraCare, Inc. 1997 Informal Stock Compensation Plan, of our report dated May 2, 1997, on our audit of the consolidated financial statements of SeraCare, Inc. and subsidiaries as of February 28, 1997, which report is included in the SeraCare, Inc. Annual Report on Form 10-KSB for the fiscal year ended February 28, 1997.

Los Angeles, California
June 16, 1997                           /s/ BDO SEIDMAN, LLP



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